UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2010

GENTA INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19635		33-0326866
(Commission File Number)		(IRS Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2010, Genta Incorporated (the “Company”) entered into an Amendment and Acknowledgement Agreement (the “Agreement”) with certain investors set forth on the signature pages thereto (the “Investors”).  Pursuant to the Agreement, the Investors agreed to amend the Company’s March 2010 Senior Unsecured Convertible Notes (the “B Notes”), March 2010 Senior Unsecured Convertible Notes (the “C Notes”), March 2010 Senior Secured Convertible Notes (the “D Notes”), March 2010 Senior Unsecured Convertible Notes (the “E Notes”), September 2009 Subordinated Unsecured Convertible Notes (the “September 2009 Notes”), April 2009 Senior Secured Convertible Notes (the “April 2009 Notes”) and the March 2010 Senior Unsecured Convertible Notes (the “F Notes”, and together with the B Notes, C Notes, D Notes, E Notes, September 2009 Notes and April 2009 Notes, the “Notes”) issuable upon future exercise of outstanding Purchase Options (as defined in the Company’s April 2009 Purchase Agreement) and Purchase Rights (as defined in the  Company’s April 2009 Consent Agreement).  The purpose of the Agreement was to obtain the Investors agreement to amend the Notes to waive any event of default occurring under the Notes resulting from the Company’s delay  in obtaining approval for a reverse stock split and increasing its authorized shares of common stock to ensure it has sufficient shares of common stock authorized to cover the conversion of the Notes and the Company’s other outstanding convertible notes, to the extent the event of default arises due to regulatory delays in connection with the proxy statement filed by the Company seeking stockholder approval for up to two reverse stock splits and increase in authorized shares.

In addition, the Company agreed not effect any reverse stock split between November 5, 2010 and September 30, 2011 without the approval of (i) the holders of at least 66 2/3% of the combined principal amount of the B Notes outstanding as of November 5, 2010, (ii) the holders of at least 66 2/3% of the combined principal amount of the C Notes outstanding as of November 5, 2010, (iii) the holders of at least 66 2/3% of the combined principal amount of the D Notes outstanding as of November 5, 2010, (iv) the holders of at least 66 2/3% of the combined principal amount of the E Notes outstanding as of November 5, 2010, (v) the holders of at least two-thirds of the principal amount of the outstanding September 2009 Notes as of November 5, 2010, and (vi) the holders of at least two-thirds of the principal amount of the outstanding April 2009 Notes as of November 5, 2010, unless the Board of Directors of the Company deems such reverse stock split to be in the best interest of the Company and its stockholders to avoid an imminent event of default under any of the outstanding Notes at such time prior to such date.

A complete copy of the Agreement is attached to this Form 8-K.  A complete copy of the Form of Senior Unsecured Convertible Note (the “F-2 Note”) will be filed by amendment to this Form 8-K, or attached as an exhibit to the Company’s Form 10-Q.  The foregoing description of the Agreement and any other documents referenced herein, are qualified in their entirety by reference to such documents.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Amendment and Acknowledgement Agreement (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

Date:	November 8, 2010	By:	/s/ GARY SIEGEL
			Name:	Gary Siegel
			Title:	Vice President, Finance